RYDEX|SGI SERIES FUNDS

                                   A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS

                                                              SEPTEMBER 13, 2010

                                   (GRAPHIC)

                                                                    ALTERNATIVES

              U.S. Long Short Momentum Fund (formerly, All-Cap Opportunity Fund)
                                               (A-Class: RYAMX) (C-Class: RYISX)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated August 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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U.S. LONG SHORT MOMENTUM FUND
(FORMERLY, ALL-CAP OPPORTUNITY FUND)

INVESTMENT OBJECTIVE - The U.S. Long Short Momentum Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 37 of the Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                    A-CLASS   C-CLASS
                                                                                    -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
   (as a percentage of offering price)                                                4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)                         None     1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                       0.90%    0.90%
Distribution and Shareholder Service (12b-1) Fees                                     0.25%    1.00%
Total Other Expenses                                                                  0.68%    0.68%
   Short Dividend Expense                                                             0.11%    0.11%
   Short Interest Expense                                                             0.03%    0.03%
Remaining Other Expenses                                                              0.54%    0.54%
                                                                                      ----     ----
Total Annual Fund Operating Expenses                                                  1.83%    2.58%
                                                                                      ====     ====

(1) EFFECTIVE MAY 28, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $652     $1,023    $1,418    $2,521
C-CLASS SHARES    $361     $  802    $1,370    $2,915

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $261      $802     $1,370    $2,915

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 375% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately sixty different industries based on several measures of momentum including price momentum. The Fund then buys long the common stock of companies in the top ranked industries and may

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sell short the common stock of companies in the lowest ranked industries. The
Fund invests in equity securities, including small, mid, and large-capitalization securities, such as U.S. traded common stocks and American Depositary Receipts ("ADRs"), but may also invest in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Equity index swaps and futures and options contracts enable the Fund to pursue its investment objective without investing directly in the securities of companies included in the different sectors or industries that the Fund is seeking exposure to. Certain of the Fund's derivatives investments may be traded in the over-the-counter ("OTC") market. The Fund also may enter into short sales of broader-based stock indices for hedging purposes in an effort to reduce portfolio risk or volatility. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct significant trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DEPOSITARY RECEIPT RISK - The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

LARGE-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

LEVERAGING RISK - The Fund achieves leveraged exposure through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

MID-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

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PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to May 28, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the performance and average annual total returns shown for periods prior to May 28, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -8.82%.

                                  (BAR CHART)

2003    29.97%
2004     9.44%
2005    13.26%
2006    10.50%
2007    20.92%
2008   -40.65%
2009    26.28%

Highest Quarter Return                           Lowest Quarter Return
(quarter ended 09/30/2009) 15.68%   (quarter ended 12/31/2008) -21.85%

AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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                                       5


                                                               Past      Past    Since Inception
A-CLASS SHARES                                                1 Year   5 Years     (3/31/2004)
--------------                                                ------   -------   ---------------
Return Before Taxes                                            21.27%   2.30%         3.27%
Return After Taxes on Distributions                            21.27%   1.90%         2.92%
Return After Taxes on Distributions and Sale of Fund Shares    13.83%   1.88%         2.73%
Russell 3000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          28.34%   0.76%         2.26%

                                                               Past      Past    Since Inception
C-CLASS SHARES                                                1 Year   5 Years     (3/22/2002)
--------------                                                ------   -------   ---------------
Return Before Taxes                                            25.28%   2.55%         2.90%
Return After Taxes on Distributions                            25.28%   2.13%         2.63%
Return After Taxes on Distributions and Sale of Fund Shares    16.43%   2.10%         2.44%
Russell 3000(R) Index (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                          28.34%   0.76%         2.20%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors, LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH").

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of the Fund in an amount of $1 million or more will be placed into A-Class Shares of the Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

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TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

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(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)
9601 BLACKWELL ROAD
SUITE 500
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800.820.0888
WWW.RYDEX-SGI.COM

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